Other non-current assets	6 Months Ended
Jun. 30, 2019
Subclassifications of assets, liabilities and equities [abstract]
Other non-current assets
Other non-current assets

	As of
In thousands of U.S. dollars	June 30, 2019	December 31, 2018
Scorpio LR2 Pool Ltd. pool working capital contributions (1)	$32,300	$31,450
Scorpio Handymax Tanker Pool Ltd. pool working capital contributions (2)	6,794	4,923
Scorpio LR1 Pool Ltd. pool working capital contributions(1)	6,600	6,600
Working capital contributions to Scorpio Pools	45,694	42,973

Deposits for scrubbers (3)	25,080	12,221
Deposits for BWTS (4)	15,356	6,365
Seller's credit on lease financed vessels (5)	9,352	9,087
Investment in BWTS supplier (4)	1,751	1,751
Deferred drydock costs on bareboat chartered-in vessels(6)	—	2,813
	$97,233	$75,210

(1)
Upon entrance into the Scorpio LR2 and LR1 Pools, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel’s exit from the pool. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the unaudited condensed consolidated balance sheets. For time chartered-in vessels we classify the amounts as current (within accounts receivable) or non-current (within Other Assets) according to the expiration of the contract.

(2)
Upon entrance into the Scorpio Handymax Tanker Pool, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel's exit from each pool no later than six months after the exit date. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within other assets on the unaudited condensed consolidated balance sheets. For time chartered-in vessels we classify the amounts as current (within Accounts Receivable) or non-current (within Other Assets) according to the expiration of the contract.

(3) From August 2018 through November 2018, we entered into agreements with two separate suppliers to retrofit a total of 77 of our vessels with scrubbers for total consideration of $116.1 million (which excludes installation costs). In June 2019, we exercised options with one of these suppliers to retrofit an additional 14 of our vessels with such systems for total consideration of $20.3 million. These scrubbers are expected to be installed throughout 2019 and 2020. Deposits paid for these systems are reflected as investing cash flows within the unaudited condensed consolidated statement of cash flows.

(4)
In July 2018, we executed an agreement to purchase 55 BWTS from an unaffiliated third party supplier for total consideration of $36.2 million. These systems are expected to be installed between 2018 and 2023, as each respective vessel under the agreement is due for its IOPP renewal survey. Upon entry into this agreement, we also obtained a minority equity interest in this supplier for no additional consideration. We have determined that of the total consideration of $36.2 million, $1.8 million is attributable to the minority equity interest, which was recorded as a financial asset under IFRS 9 in 2018 upon the payment of the initial deposits.

Aggregate deposits of $10.2 million were made during the six months ended June 30, 2019.  Deposits paid for these systems are reflected as investing cash flows within the unaudited condensed consolidated statement of cash flows.  Under the terms of the agreement, we were granted a put option, exercisable after one year following the date of the agreement, whereby we can put the shares back to the supplier at a predetermined price. The supplier was also granted a call option, exercisable two years following the date of the agreement, whereby it can buy the shares back from us at a predetermined price, which is greater than the strike price of the put option. Given that the value of this investment is contractually limited to the strike prices set forth in these options, the value of the investment of $1.8 million has remained unchanged since December 31, 2018. The difference in the aggregate value of the investment, based on the spread between the exercise prices of the put and call options, is $0.6 million. We consider this value to be a Level 3 fair value measurement, as this supplier is a private company, and the value has been determined based on unobservable market data (i.e. the proceeds that we would receive if we exercised our put option in full).

(5)
The seller's credit on lease financed vessels represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the sale and operating leasebacks of STI Beryl, STI Le Rocher and STI Larvotto. This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised, or refunded to us at the expiration of the agreement. The present value of this deposit has been calculated based on the interest rate that is implied in the lease, and the carrying value will accrete over the life of the lease, through interest income, until expiration.$0.3 million and $0.3 million was recorded as interest income as part of these agreements during the six months ended June 30, 2019 and 2018, respectively.

(6)
Amount relates to drydock costs capitalized on bareboat chartered-in vessels that were previously accounted for as operating leases. $2.6 million of this amount was reclassified to 'Right to use assets' upon the adoption of IFRS - Leases as described in Note 15. The remaining difference was fully amortized during the six months ended June 30, 2019.